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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                 April 10, 2002



                                    CLN, INC.
               (formerly known as Caliber Learning Network, Inc.)
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Maryland
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-23945                                          52-2001020
 ----------------------                        -------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


509 South Exeter Street, Suite 400, Baltimore, Maryland                21202
-------------------------------------------------------               --------
        (Address of Principal Executive Offices)                     (Zip Code)


                                 (410) 843-1000
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


Item 5.   Other Events.

On April 10, 2002, CLN, Inc. (formerly known as Caliber Learning Network, Inc.) (the "Company"), Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, filed a Monthly Operating Report for the period from February 1, 2002 through February 28, 2002 with the United States Bankruptcy Court for the District of Maryland, Baltimore Division, a copy of which is filed herewith as Exhibit 99.1.

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Item 7.    Financial Statements and Exhibits.

           Exhibit No.         Description

           99.1 Chapter 11 Monthly Operating Report for the period from February 1, 2002 through February 28, 2002 filed by CLN, Inc. f/k/a Caliber Learning Network, Inc., Debtor-In-Possession in Chapter 11 Case No. 01-5-9533-JS, with the United States
                               Bankruptcy Court for the District of Maryland, Baltimore Division.


            * NOTE: The numbers included in this Monthly Operating Report are unaudited and the listed market value represents the book value of the assets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 11, 2002                 CLN, INC.
                                          f/k/a CALIBER LEARNING NETWORK, INC.



                                     By:  /s/ Glen M. Marder
                                         --------------------------------------
                                         Glen M. Marder
                                         President and
                                           Chief Executive Officer

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